Deferred Income Tax Liabilities	12 Months Ended
Dec. 31, 2021
Changes in deferred tax liability (asset) [abstract]
Deferred Income Tax Liabilities	DEFERRED INCOME TAX LIABILITIES
Deferred tax assets and liabilities are offset when there is a legally enforceable right to set off and when the deferred income taxes relate to income taxes levied by the same taxation authority on either the taxable entity or different taxable entities where there is an intention to settle the balances on a net basis.
The movements of the deferred tax liabilities are as follows:

Accelerated depreciation allowance
(US$ in millions)
At January 1, 2020	$(45)
Charge for the year	(11)
At December 31, 2020	(56)
Credit for the year	2
At December 31, 2021	$(54)
Deferred tax assets are recognized for tax loss carryforwards to the extent realization of the related tax benefit through future taxable profits is probable. The unrecognized deferred income tax assets in respect of losses that can be carried forward against future taxable income and pre-opening expenses are as follows:

	December 31,
	2020	2021
	(US$ in millions)
Arising from unused tax losses	$346	$421
Arising from pre-opening expenses	3	1
	$349	$422

Subject to the agreement by tax authorities, out of the total unrecognized tax losses of approximately US$2,835 million as at December 31, 2020 and US$3,457 million as at December 31, 2021, an amount of approximately US$133 million and US$140 million, respectively, can be carried forward indefinitely. The remaining amount of approximately US$2,702 million and US$3,317 million for the years ended December 31, 2020 and 2021, respectively, will expire in one to three years.